SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 16, 1999

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Pooling and Servicing Agreement, relating to the New South Home Equity Trust 1999-2, Home Equity Asset Backed Certificates, Series 1999-2)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV



            Delaware                  333-79283                 06-1204982
--------------------------------- --------------------- ------------------------
(State or other jurisdiction of      (Commission               (IRS Employer
         incorporation)              File Number)            Identification No.)



1285 Avenue of the Americas, New York, New York                  10019
------------------------------------------------------- ------------------------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code  (212) 713-2000
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   Other Events

               Attached as exhibits are certain Structural Term Sheets, Collateral Term Sheets and Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter") as modified by a no-action letter (the "First PSA No-Action Letter") issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter (the "Second PSA No-Action Letter") issued by the staff of the Commission on March 9, 1995 to the PSA) prepared by PaineWebber Incorporated and First Union Securities, Inc., which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
------------------            -----------

      99.1 Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by PaineWebber Incorporated in connection with New South Home Equity Trust 1999-2, Home Equity Asset Backed Certificates, Series 1999-2

      99.2 Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by PaineWebber Incorporated in connection with New South Home Equity Trust 1999-2, Home Equity Asset Backed Certificates, Series 1999-2

      99.3 Structural Term Sheets, Collateral Term Sheets and Computational Materials prepared by First Union Securities, Inc. in connection with New South Home Equity Trust 1999-1, Home Equity Asset Backed Certificates, Series 1999-1

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAINEWEBBER MORTGAGE ACCEPTANCE
                                               CORPORATION IV


November 17, 1999

                                             By: /s/  Barbara J. Dawson
                                                --------------------------------
                                                   Barbara J. Dawson
                                                   Senior Vice President

                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.        Description                                Electronic (E)
-----------        -----------                                --------------


99.1                 Structural Term Sheets,                           E
                     Collateral Term Sheets and
                     Computational Materials prepared
                     by PaineWebber Incorporated in
                     connection with New South Home
                     Equity Trust 1999-2, Home Equity
                     Asset Backed Certificates, Series
                     1999-2

99.2                 Structural Term Sheets,                           E
                     Collateral Term Sheets and
                     Computational Materials prepared
                     by PaineWebber Incorporated in
                     connection with New South Home
                     Equity Trust 1999-2, Home Equity
                     Asset Backed Certificates, Series
                     1999-2

99.3                 Structural Term Sheets,                           E
                     Collateral Term Sheets and
                     Computational Materials prepared
                     by First Union Securities, Inc.
                     in connection with New South Home
                     Equity Trust 1999-2, Home Equity
                     Asset Backed Certificates, Series
                     1999-2